Exhibit 99.2

FIRST QUARTER 2004

Supplemental Operating and Financial Data

All dollar amounts shown in this report are unaudited,
except for the December 31, 2003 Consolidated Balance Sheet.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy securities of Equity Office. Any offers to sell or solicitations to buy securities of Equity Office shall be made only by means of a prospectus approved for that purpose.

Equity Office Properties Trust

March 31, 2004

Equity Office Properties Trust

Corporate Data
March 31, 2004

Equity Office Properties Trust
March 31, 2004

Equity Office

Equity Office Properties Trust (“Equity Office”) is the country’s largest publicly traded owner and manager of office properties based upon equity market capitalization and square footage. At March 31, 2004, Equity Office, operating through its subsidiaries and affiliates, had a national office portfolio of 685 office buildings comprising 123 million square feet in 18 states and the District of Columbia. Equity Office had an ownership presence in 27 markets and in 125 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.

Equity Office employs approximately 2,400 employees that provide real estate operations, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the country.

Senior Unsecured Debt Ratings (a)

Moody’s:	Baa1
Standard & Poors:	BBB+
Fitch:	BBB+

Office Portfolio Weighted Average Occupancy (a) (b)

Occupied	86.1%
Leased	87.9%

Office Portfolio Concentration (a) (b)

		Based on Property Net
	Based on	Operating Income from
	Square Footage	Continuing Operations
CBD	42.1%	45.6%
Suburban	57.9%	54.4%

		% of Property Net
	% of	Operating Income
	Office Portfolio	from Continuing
Top 10 Markets (a) (b)	Square Feet	Operations
Boston	10.2%	12.9%
San Francisco	8.9%	11.5%
San Jose	7.1%	10.6%
New York	4.1%	8.7%
Seattle	8.1%	7.9%
Los Angeles	6.1%	7.6%
Chicago	9.1%	5.8%
Washington, D.C.	4.9%	5.4%
Atlanta	6.3%	4.3%
Orange County	4.8%	4.2%

	69.6%	78.9%

(a)	As of March 31, 2004.

(b)	Includes consolidated and unconsolidated office properties.

Quarterly Highlights

In January 2004, Equity Office redeemed all of its 4,562,900 outstanding 8 5/8% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest. The Series C Preferred Shares were redeemed at a redemption price of $25.00 per share for an aggregate redemption price of approximately $114.6 million, including accrued distributions. The deferred issuance cost of approximately $4.1 million was reflected as a preferred distribution and a reduction of net income available to common shareholders.

In March 2004, Equity Office terminated its $1.0 billion 364-day credit facility.

Equity Office repaid $400 million of unsecured notes and $160.2 million of mortgage debt during the first quarter of 2004.

EOP Operating Limited Partnership issued $1 billion of 4.75% senior unsecured notes due March 15, 2014. Including all offering expenses and the settlement of two forward-starting swaps, the all-in effective rate of the unsecured notes is 5.54%. Following the pricing of the notes, EOP Operating Limited Partnership entered into $1 billion of fixed-to-floating interest rate swaps at LIBOR plus 43 basis points. As a result of the swaps, the effective rate on the notes is LIBOR plus 43 basis points plus 79 basis points attributed to the amortization of loan costs. The notes are guaranteed by Equity Office Properties Trust.

In accordance with FIN 46 “Consolidation of Variable Interest Entities”, Equity Office consolidated the financial condition and results of operations of the Sun America Center office property as of January 1, 2004 because Equity Office is deemed to be the primary beneficiary. Equity Office recognized a cumulative effect of a change in accounting principle loss of approximately $33.7 million. Equity Office owns an approximate 67% interest in a mezzanine-level debt position which was previously accounted for as a note receivable. The property is encumbered by a $203.2 million first mortgage loan and $49.7 million of mezzanine-level debt.

Equity Office acquired the remaining 15.53% economic interest in the 1301 Avenue of the Americas office building for approximately $60.7 million, and the assumption of our partner's share of the mortgage notes of approximately $83.0 million. Our economic interest in the joint venture after the acquisition is 100% and as a result the property and the mortgage notes encumbering the property are now consolidated. The balance of the mortgage notes as of March 31, 2004, was approximately $533.7 million.

Equity Office sold the office property known as Cal Center which consisted of one building and approximately 118,172 square feet, located in Sacramento, CA for approximately $18.5 million.

In March, Equity Office’s Board of Trustees accepted the resignation of John S. Moody. Warren E. “Ned” Spieker Jr., Jerry M. Reinsdorf, and William Wilson III have chosen not to stand for reelection at EOP’s annual shareholder meeting in May in order to pursue other interests.

Subsequent Events

In April 2004, the following transactions occurred:

•	Equity Office sold a vacant land parcel in Orange, California to an unaffiliated party for approximately $5.5 million.

•	Equity Office sold 48571 Milmont Drive located in Fremont, California to an unaffiliated party for approximately $4.7 million. 48571 Milmont Drive consisted of one industrial building and approximately 64,000 square feet.

•	Equity Office acquired another partner's interest in the 1301 Avenue of the Americas office building for approximately $7.5 million.

•	Equity Office sold the 125 Building in Perimeter Center located in Atlanta, Georgia to an unaffiliated party for approximately $25.5 million. The 125 Building consisted of one office building and approximately 213,112 square feet.

Equity Office Properties Trust
March 31, 2004

Board of Trustees
Samuel Zell	Richard D. Kincaid	Edwin N. Sidman
Chairman of the Board of Trustees	Trustee	Trustee

Thomas E. Dobrowski	David K. McKown	Warren E. “Ned” Spieker, Jr.
Trustee	Trustee	Trustee

William M. Goodyear	Jerry M. Reinsdorf	Jan H.W.R. van der Vlist
Trustee	Trustee	Trustee

James D. Harper, Jr.	Sheli Z. Rosenberg	William Wilson III
Trustee	Trustee	Trustee

Executive Officers
Richard D. Kincaid	Stanley M. Stevens
Chief Executive Officer and President	Executive Vice President, Chief Legal Counsel and Secretary

Jeffrey L. Johnson	Marsha C. Williams
Executive Vice President and Chief Investment Officer	Executive Vice President and Chief Financial Officer

Lawrence J. Krema	Robert J. Winter, Jr.
Executive Vice President - Human Resources and Communications	Executive Vice President - Development and Portfolio Management

Peyton H. Owen, Jr.
Executive Vice President and Chief Operating Officer

Equity Research Coverage
Art Havener / David AuBuchon	Kevin Lampo	Tony Paolone / Mike Mueller
A.G. Edwards & Sons, Inc.	Edward D. Jones & Company	J.P. Morgan Securities
314.955.3436 / 314.955.5452	314.515.5253	212.622.6682 / 212.622.6689

Lee Schalop / Dan Oppenheim	David Loeb	David Fick / Ken Weinberg
Banc of America Securities	Friedman, Billings, Ramsey & Co.	Legg Mason Wood Walker
212.847.5677 / 212.847.5733	703.469.1289	410.454.5018 / 410.454.5175

Ross Smotrich / Mike Marron	Carey Callaghan / Nora Creedon	David Shulman / David Harris
Bear, Stearns & Co.	The Goldman Sachs Group	Lehman Brothers, Inc.
212.272.8046 / 212.272.7424	212.902.4351 / 212.902.6751	212.526.3413 / 212.526.1790

Lou Taylor / John Perry	John Lutzius / Michael Knott	Steve Sakwa / Brian Legg
Deutsche Banc Alex Brown	Green Street Advisors	Merrill Lynch & Company, Inc.
212.250.4912 / 212.250.5182	949.640.8780	212.449.0335 / 212.449.1153

Equity Research Coverage
Greg Whyte / David Cohen	Jonathan Litt / Gary Boston
Morgan Stanley Dean Witter & Co., Inc.	Salomon Smith Barney, Inc.
212.761.6331 / 212.761.8564	212.816.0231 / 212.816.1383

James Sullivan / Jamie Feldman	Keith Mills / John Kim
Prudential Securities	UBS Warburg
212.778.2515 / 212.778.1724	212.713.3098 / 212.713.9721

Paul Puryear / William Crow
Raymond James & Associates, Inc.
727.567.2253 / 727.567.2594

Jay Leupp / David Copp
RBC Capital Markets
415.633.8588 / 415.633.8558

Any opinions, estimates, forecasts or predictions regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations
Two North Riverside Plaza	EOP	Equity Office Properties Trust
Suite 2100		Two North Riverside Plaza, Suite 2100
Chicago, IL 60606	Stock Exchange Listing	Chicago, IL 60606
312.466.3300	New York Stock Exchange	Telephone: 312.466.3300
Fax: 312.930.4486

Company Information
Contact	Information Requests
Diane M. Morefield	To request an Investor Relations package,
Senior Vice President -	annual report, or to be added to our email list,
Investor Relations	please contact:
Telephone: 312.466.3286
InvestorRelations@equityoffice.com	Tina Royse at 312.466.3924
tina_royse@equityoffice.com

Toll free within Canada and the United States:
800.692.5304

Tentative Conference Call Dates
2nd Qtr 2004	August 3, 2004
3rd Qtr 2004	November 2, 2004

Equity Office Properties Trust

Financial Highlights
March 31, 2004

Equity Office Properties Trust

Key Data

	As of or for the three months ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
		(Dollars in thousands, except per share data)
Earnings Per Share
Net income available to common shareholders - basic	$0.16	$0.51	$0.28	$0.37	$0.35
Net income available to common shareholders — diluted	$0.16	$0.50	$0.28	$0.37	$0.35
Market Value of Common Equity
Total Common Shares and Units	452,110,571	449,492,618	448,794,666	448,716,179	456,160,247
Common Share price at the end of the period	$28.89	$28.65	$27.53	$27.01	$25.45

Market value of common equity	$13,061,474	$12,877,964	$12,355,317	$12,119,824	$11,609,278

Common Shares and Units
Common Shares outstanding	403,346,444	400,460,388	399,469,098	399,263,583	406,243,857
Units outstanding	48,764,127	49,032,230	49,325,568	49,452,596	49,916,390

Total Common Shares and Units outstanding	452,110,571	449,492,618	448,794,666	448,716,179	456,160,247

Weighted average Common Shares and Units outstanding - basic	448,652,065	447,378,171	446,750,227	450,216,263	458,337,480
Weighted average Common Shares, Units and dilutive potential common shares - diluted	451,142,921	449,600,540	448,805,388	452,010,570	459,301,852
Common Share Price and Dividends
At the end of the period	$28.89	$28.65	$27.53	$27.01	$25.45
High during period	$30.39	$29.30	$28.20	$27.92	$26.24
Low during period	$27.81	$26.99	$26.46	$25.52	$23.31
Common dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50

Building Square Footage Roll Forward

	Office Properties		Industrial Properties
	Buildings	Square Feet	Buildings	Square Feet
Properties owned as of:
December 31, 2003	684	122,254,925	75	5,750,859
Consolidation of Sun America Center	1	780,063	—	—
Dispositions	(1)	(118,172)	—	—
Developments placed in service	1	114,955	—	—
Building remeasurements	—	1,501	—	1,875

March 31, 2004	685	123,033,272	75	5,752,734

(a)	These amounts include Equity Office's share of lease termination fees from unconsolidated joint ventures and exclude discontinued operations.

	As of or for the three months ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
		(Dollars in thousands, except per share data)
Selected Operating Data - Continuing Operations
Total revenues	$796,213	$828,142	$789,254	$787,080	$788,669
Deferred rental revenue	21,761	22,423	19,990	19,157	11,606
Lease termination fees (a)	22,767	26,967	15,848	10,142	13,323
Capitalized interest	2,030	3,072	2,218	1,201	3,598
Scheduled principal payments for consolidated debt	12,073	10,988	10,710	10,518	10,427
Portfolio Statistics (including unconsolidated joint ventures)
Office buildings owned	685	684	709	721	729
Total office square footage	123,033,272	122,254,925	124,931,844	124,134,404	125,548,024
Office occupancy at end of quarter	86.1%	86.3%	86.3%	87.1%	87.2%
Industrial properties	75	75	75	76	76
Total industrial square footage	5,752,734	5,750,859	5,750,859	5,907,459	5,907,459
Industrial occupancy at end of quarter	85.7%	86.6%	85.1%	84.7%	86.6%
Corporate and property operating general and administrative expense
Corporate general and administrative expense	$11,309	$17,807	$13,515	$17,655	$13,502
Property operating general and administrative expense	25,260	23,731	23,775	22,110	19,690

Total corporate and property operating general and administrative expense	$36,569	$41,538	$37,290	$39,765	$33,192

Corporate general and administrative expense as a percentage of total revenues	1.4%	2.2%	1.7%	2.2%	1.7%

Equity Office Properties Trust

Consolidated Statements of Operations
(Unaudited)

	For the three months ended March 31,
	2004	2003
	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$635,286	$634,651
Tenant reimbursements	102,982	102,841
Parking	28,973	26,624
Other	25,912	19,617
Fee income	3,060	4,936

Total revenues	796,213	788,669

Expenses:
Depreciation	170,081	154,836
Amortization	17,743	14,243
Real estate taxes	84,443	89,533
Insurance	10,247	6,214
Repairs and maintenance	79,556	78,135
Property operating	106,792	96,814
Ground rent	5,346	4,596
Corporate general and administrative	11,309	13,502

Total expenses	485,517	457,873

Operating income	310,696	330,796

Other income / expense:
Interest / dividend income	1,321	3,227
Realized gain on sale of marketable securities	—	8,143
Interest:
Expense incurred	(205,538)	(205,323)
Amortization of deferred financing costs and prepayment expenses	(2,171)	(1,692)

Total other income / expense	(206,388)	(195,645)

Income before income taxes, allocation to minority interests, and income from investments in unconsolidated joint ventures	104,308	135,151
Income taxes	262	(996)
Minority Interests:
EOP Partnership	(7,949)	(17,314)
Partially owned properties	(2,574)	(2,516)
Income from investments in unconsolidated joint ventures	15,718	20,764

Income from continuing operations	109,765	135,089
Discontinued operations (including net gain on sales of real estate of $2,195 and $7,277, respectively)	1,971	22,089

Income before cumulative effect of a change in accounting principle	111,736	157,178
Cumulative effect of a change in accounting principle	(33,697)	—

Net income	78,039	157,178
Preferred distributions	(12,748)	(15,461)

Net income available to common shareholders	$65,291	$141,717

Earnings per share - basic:
Income from continuing operations per share	$0.23	$0.30

Net income available to common shareholders per share	$0.16	$0.35

Weighted average Common Shares outstanding	399,757,911	408,283,546

Earnings per share - diluted:
Income from continuing operations per share	$0.23	$0.30

Net income available to common shareholders per share	$0.16	$0.35

Weighted average Common Shares outstanding and dilutive potential common shares	451,142,921	459,301,852

Distributions declared per Common Share outstanding	$0.50	$0.50

Equity Office Properties Trust

Consolidated Balance Sheets

	March 31, 2004
	(Unaudited)	December 31, 2003
	(Dollars in thousands,
	except per share amounts)
Assets:
Investments in real estate	$25,160,623	$23,985,839
Developments in process	64,377	75,232
Land available for development	251,151	251,151
Accumulated depreciation	(2,825,922)	(2,578,082)

Investments in real estate, net of accumulated depreciation	22,650,229	21,734,140
Cash and cash equivalents	54,984	69,398
Tenant and other receivables (net of allowance for doubtful accounts of $8,615 and $6,490, respectively)	85,890	79,880
Deferred rent receivable	426,945	379,329
Escrow deposits and restricted cash	60,281	75,186
Investments in unconsolidated joint ventures	972,675	1,127,232
Deferred financing costs (net of accumulated amortization of $55,682 and $48,176, respectively)	70,643	64,337
Deferred leasing costs and other related intangibles (net of accumulated amortization of $175,110 and $157,445, respectively)	340,238	314,568
Prepaid expenses and other assets (net of discounts of $3,181 and $66,200, respectively)	217,355	344,940

Total Assets	$24,879,240	$24,189,010

Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (including a net (discount) of $(13,565) and $(13,663), respectively)	$2,881,178	$2,315,889
Unsecured notes (including a net (discount) / premium of $(11,783) and $12,412, respectively)	9,404,717	8,828,912
Line of credit	5,800	334,000
Accounts payable and accrued expenses	433,503	573,069
Distribution payable	229,073	3,899
Other liabilities (net of a (discount) of $(30,741) and $0, respectively)	472,333	398,273

Total Liabilities	13,426,604	12,454,042

Minority Interests:
EOP Partnership	1,159,319	1,191,741
Partially owned properties	192,156	183,863

Total Minority Interests	1,351,475	1,375,604

Mandatorily Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,990,000 issued and outstanding	299,500	299,500

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
8.625% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 4,562,900 issued and outstanding	—	114,073
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 403,346,444 and 400,460,388 issued and outstanding, respectively	4,033	4,005
Other Shareholders’ Equity:
Additional paid in capital	10,456,833	10,396,864
Deferred compensation	(3,942)	(5,889)
Dividends in excess of accumulated earnings	(788,357)	(652,036)
Accumulated other comprehensive loss (net of accumulated amortization of $22)	(79,406)	(9,653)

Total Shareholders’ Equity	9,801,661	10,059,864

Total Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity	$24,879,240	$24,189,010

Equity Office Properties Trust

Consolidated Statements of Cash Flows

	For the three months ended March
	31,
	2004	2003
	(Dollars in thousands, unaudited)
Operating Activities:
Net income	$78,039	$157,178
Adjustments to reconcile net income to net cash provided by operating activities:
Revenue recognized related to acquired lease obligations, net	370
Amortization of discounts included in interest / dividend income	(89)	(89)
Depreciation and amortization (including discontinued operations)	189,981	176,211
Ineffective portion of swap settlement payment included in interest expense	212	—
Amortization of (premiums) / discounts on unsecured notes and settled interest rate protection agreements included in interest expense	(2,705)	(5,298)
Compensation expense related to restricted shares and stock options issued to employees	5,433	3,130
Income from investments in unconsolidated joint ventures	(15,718)	(20,764)
Net distributions from unconsolidated joint ventures	9,875	15,026
Net gain on sales of real estate (including discontinued operations)	(2,195)	(7,277)
Cumulative effect of a change in accounting principle	33,697	—
Provision for doubtful accounts	(804)	7,528
Income allocated to minority interests	10,523	19,830
Changes in assets and liabilities:
Decrease (increase) in rents receivables	866	(4,539)
Increase in deferred rent receivables	(27,721)	(15,801)
Decrease in prepaid expenses and other assets	56,565	22,304
Decrease in accounts payable and accrued expenses	(116,210)	(65,836)
Increase in other liabilities	1,597	8,570

Net cash provided by operating activities	221,716	290,173

Investing Activities:
Property acquisitions	(62,777)	—
Property dispositions	18,189	42,780
Capital and tenant improvements	(121,208)	(78,948)
Lease commissions and other costs	(31,824)	(39,220)
Decrease (increase) in escrow deposits and restricted cash	32,067	(13,549)
Investments in unconsolidated joint ventures	—	(6,856)
Investments in notes receivable	—	(96)
Repayments of notes receivable	—	734

Net cash used for investing activities	(165,553)	(95,155)

Financing Activities:
Principal payments on mortgage debt	(172,289)	(10,438)
Proceeds from unsecured notes	991,240	494,810
Repayment of unsecured notes	(400,000)	(300,000)
Proceeds from lines of credit	1,448,600	369,800
Principal payments on lines of credit	(1,776,800)	(575,500)
Payments of loan costs	(1,305)	(216)
Settlement of interest rate swap agreements	(69,130)	768
Distributions to minority interests in partially owned properties	(1,828)	(2,706)
Payment of offering costs	(20)	(12)
Proceeds from exercise of stock options	39,056	1,364
Distributions to common shareholders and unitholders	(836)	(623)
Repurchase of Common Shares	(3,775)	(151,874)
Redemption of Units	(795)	(78)
Repurchase of preferred shares	(114,073)	—
Payment of preferred distributions	(8,622)	(15,461)

Net cash used for financing activities	(70,577)	(190,166)

Net (decrease) increase in cash and cash equivalents	(14,414)	4,852
Cash and cash equivalents at the beginning of the period	69,398	58,471

Cash and cash equivalents at the end of the period	$54,984	$63,323

Supplemental Information:
Interest paid during the period, including a reduction of interest expense for capitalized interest of $2,030 and $3,598, respectively	$248,485	$248,340

Non-Cash Investing and Financing Activities:
Investing Activities:
Escrow deposits related to property dispositions	$—	$(19,339)

Mortgage loan repayment as a result of a property disposition	$—	$(16,279)

Mortgage loan assumed upon acquisition of property	$82,970	$—

Changes in accounts due to a change in accounting principle:
Increase in investment in real estate	$330,787	$—

Increase in accumulated depreciation	$(31,219)	$—

Increase in mortgage debt	$(203,225)

Decrease in other assets and liabilities, including a net discount of $31,476	$(130,040)	$—

Changes in accounts due to consolidation of existing interest in a property as a result of acquiring the remaining economic interest:
Decrease in investment in unconsolidated joint ventures	$(157,659)	$—

Increase in investment in real estate	$612,411	$—

Increase in accumulated depreciation	$(44,440)	$—

Increase in mortgage debt	$(451,285)	$—

Increase in other assets and liabilities	$40,973	$—

Financing Activities:
Mortgage loan repayment as a result of a property disposition	$—	$16,279

Equity Office Properties Trust

Statements of Discontinued Operations

     In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, effective for financial statements issued for fiscal years beginning after December 15, 2001, the net income / (loss) and net gain / (loss) on sales of real estate for properties sold subsequent to December 31, 2001 are reflected in the consolidated statements of operations as Discontinued Operations for all periods presented. The properties that were partially sold during the 4th quarter 2003 are not required to be reflected as discontinued operations in accordance with SFAS 144.

	For the three months ended March 31,
	2004	2003
	(Dollars in thousands)
Total revenues	$293	$30,864

Expenses:
Depreciation and amortization	(12)	5,453
Property operating	537	10,396
Ground rent	—	18

Total expenses	525	15,867

Operating income	(232)	14,997

Other income / expense:
Interest / dividend income	1	38
Interest expense and amortization of deferred financing costs and prepayment expenses	—	(223)

Total other income / expense	1	(185)

Income before income taxes and net gain on sales of real estate	(231)	14,812
Income taxes	7	—
Net gain on sales of real estate	2,195	7,277

Net income	$1,971	$22,089

Property net operating income from discontinued operations	($244)	$20,468

     For segment reporting purposes, the office properties, apartment properties and the land parcels that were sold are included in the “Office Properties” segment and the industrial properties that were sold are included in the “Corporate and Other” segment.

Equity Office Properties Trust

Segment Information
March 31, 2004

     Our primary business is the ownership and operation of Office Properties. We account for each Office Property as an individual operating segment and have aggregated the related operating accounts into a single operating segment for financial reporting purposes due to the fact that the individual operating segments have similar economic characteristics. The net property operating income from continuing operations generated at the “Corporate and Other” segment consist primarily of the Industrial Properties. The “Other revenues” generated at the “Corporate and Other” segment consist primarily of fee income from the management of office properties owned by third parties, interest and dividend income from various investments and realized gains on sale of certain marketable securities.

	For the three months ended			For the three months ended
	March 31, 2004			March 31, 2003
	Office	Corporate		Office	Corporate
	Properties	and Other	Consolidated	Properties	and Other	Consolidated
	(Dollars in thousands)			(Dollars in thousands)
Property operating revenues (1)	$782,332	$10,821	$793,153	$771,586	$12,147	$783,733
Property operating expenses (2)	(278,397)	(2,641)	(281,038)	(268,103)	(2,593)	(270,696)

Property net operating income from continuing operations	503,935	8,180	512,115	503,483	9,554	513,037

Adjustments to arrive at net income:
Other revenues	1,229	3,152	4,381	471	15,835	16,306
Interest expense (3)	(53,009)	(154,700)	(207,709)	(43,612)	(163,403)	(207,015)
Depreciation and amortization	(180,463)	(7,361)	(187,824)	(163,562)	(5,517)	(169,079)
Ground rent	(5,346)	—	(5,346)	(4,596)	—	(4,596)
General and administrative	—	(11,309)	(11,309)	—	(13,502)	(13,502)

Total	(237,589)	(170,218)	(407,807)	(211,299)	(166,587)	(377,886)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	266,346	(162,038)	104,308	292,184	(157,033)	135,151
Income taxes	42	220	262	(177)	(819)	(996)
Minority interests	(2,567)	(7,956)	(10,523)	(2,506)	(17,324)	(19,830)
Income from investments in unconsolidated joint ventures	15,354	364	15,718	20,999	(235)	20,764

Income from continuing operations	279,175	(169,410)	109,765	310,500	(175,411)	135,089
Discontinued operations (including net gain on sales of real estate of $2,195 and $7,277, respectively)	1,971	—	1,971	22,184	(95)	22,089

Income before cumulative effect of a change in accounting principle	281,146	(169,410)	111,736	332,684	(175,506)	157,178
Cumulative effect of a change in accounting principle	(33,697)	—	(33,697)	—	—	—

Net income	$247,449	$(169,410)	$78,039	$332,684	$(175,506)	$157,178

Property net operating income:
Continuing operations	$503,935	$8,180	$512,115	$503,483	$9,554	$513,037
Discontinued operations	(244)	—	(244)	20,454	14	20,468

Total property net operating income	$503,691	$8,180	$511,871	$523,937	$9,568	$533,505

Property operating margin from continuing and discontinued operations (4)			64.5%			65.5%

Property operating margin from continuing operations (4)			64.6%			65.5%

Capital and tenant improvements	$113,756	$7,452	$121,208	$76,610	$2,338	$78,948

Investments in unconsolidated joint ventures	$973,589	($914)	$972,675

Total assets	$24,030,625	$848,615	$24,879,240

(1)	Included in property operating revenues are rental revenues, tenant reimbursements, parking income and other income.

(2)	Included in property operating expenses are real estate taxes, insurance, repairs and maintenance and property operating expenses.

(3)	Interest expense for the Office Properties represents interest expense on property secured mortgage debt and does not include interest expense on the unsecured notes or the line of credit.

(4)	Property operating margin is calculated by dividing property net operating income by property operating revenues.

Equity Office Properties Trust

Earnings Per Share

	For the three months ended March 31,
	2004	2003
	(Dollars in thousands, except per share amounts)
Numerator:
Income from continuing operations	$109,765	$135,089
Preferred distributions	(12,748)	(15,461)

Income from continuing operations available to common shareholders	97,017	119,628
Discontinued operations (including net gain on sales of real estate of $2,195 and $7,277, respectively)	1,971	22,089
Cumulative effect of a change in accounting principle	(33,697)	—

Numerator for basic earnings per share - net income available to common shareholders	65,291	141,717
Minority Interests - EOP Partnership	7,949	17,314

Numerator for diluted earnings per share - net income available to common shareholders	$73,240	$159,031

Denominator:
Denominator for basic earnings per share - weighted average Common Shares outstanding	399,757,911	408,283,546

Effect of dilutive potential common shares:
Redemption of Units for Common Shares	48,894,154	50,053,934
Share options and restricted shares	2,490,856	964,372

Dilutive potential common shares	51,385,010	51,018,306

Denominator for diluted earnings per share - weighted average Common Shares outstanding and dilutive potential common shares	451,142,921	459,301,852

Earnings per share - basic:
Income from continuing operations available to common shareholders, net of minority interests	$0.23	$0.30
Discontinued operations, net of minority interests	—	0.05
Cumulative effect of a change in accounting principle, net of minority interests	(0.08)	—

Net income available to common shareholders (a)	$0.16	$0.35

Earnings per share - diluted:
Income from continuing operations available to common shareholders	$0.23	$0.30
Discontinued operations	—	0.05
Cumulative effect of a change in accounting principle	(0.07)	—

Net income available to common shareholders (a)	$0.16	$0.35

(a)	Net income available to common shareholders per share may not total the sum of the per share components due to rounding.

Equity Office Properties Trust

Reconciliation of Net Income to Funds From Operations (“FFO”)

	For the three months ended March 31,
	2004		2003
		Per Weighted		Per Weighted
	Dollars	Average Share (b)	Dollars	Average Share (b)
		(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a):
Net income	$78,039	$0.20	$157,178	$0.38
Real estate related depreciation and amortization and net gain on sales of real estate, including our share of unconsolidated joint ventures and adjusted for minority interests’ share in partially owned properties	191,566	0.48	175,854	0.43
Cumulative effect of a change in accounting principle	33,697	0.08	—	—
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization, net gain on sales of real estate and cumulative effect of a change in accounting principle	(24,450)	(0.06)	(19,145)	(0.05)

FFO	278,852	0.70	313,887	0.77
Preferred distributions	(12,748)	(0.03)	(15,461)	(0.04)

FFO available to common shareholders - basic	$266,104	$0.67	$298,426	$0.73

	Net Income	FFO	Net Income	FFO
Adjustments to arrive at FFO available to common shareholders plus assumed conversions:
Net income and FFO	$78,039	$278,852	$157,178	$313,887
Preferred distributions	(12,748)	(12,748)	(15,461)	(15,461)

Net income and FFO available to common shareholders	65,291	266,104	141,717	298,426
Net income allocated to minority interests in EOP Partnership	7,949	7,949	17,314	17,314
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization, net gain on sales of real estate and cumulative effect of a change in accounting principle	—	24,450	—	19,145
Preferred distributions on Series B preferred shares, of which is assumed to be converted into Common Shares	—	3,931	—	3,931

Net income and FFO available to common shareholders plus assumed conversions	$73,240	$302,434	$159,031	$338,816

Weighted average Common Shares, dilutive potential common shares plus assumed conversions outstanding	451,142,921	459,532,275	459,301,852	467,691,206

Net income and FFO available to common shareholders plus assumed conversions per share	$0.16	$0.66	$0.35	$0.72

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income and FFO basic calculation)	399,757,911	408,283,546
Redemption of Units for Common Shares	48,894,154	50,053,934
Impact of options and restricted shares which are dilutive to both net income and FFO	2,490,856	964,372

Weighted average Common Shares and dilutive potential common shares used for net income available
to common shareholders	451,142,921	459,301,852
Impact of conversion of Series B preferred shares, which are dilutive to FFO, but not net income	8,389,354	8,389,354

Weighted average Common Shares, dilutive potential common shares plus assumed conversions used for the calculation of FFO available to common shareholders plus assumed conversions	459,532,275	467,691,206

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income, to which it is reconciled. See definition below.

(b)	FFO per share may not total the sum of the per share components in the reconciliation due to rounding.

FFO Definition:

     FFO is defined as net income, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO is helpful to investors as one of several measures of the performance of an equity REIT. We further believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income when trying to understand an equity REIT’s operating performance. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.

Equity Office Properties Trust
Net Free Cash Flow
March 31, 2004

We define net free cash flow as (a) net cash provided by operating activities determined in accordance with GAAP plus funds from operations from our joint venture activities and minority interest (which we view as an integral part of our business) plus changes in non-cash items and assets and liabilities, such as rents receivable and accounts payable, which are expected to be settled in cash but are not reflected in net cash provided by operating activities determined in accordance with GAAP due to timing differences between the accrual of the receivable or payable and the cash settlement of such items, less (b) expenditures for capital improvements, tenant improvements and leasing costs and distributions to our shareholders and unitholders. Net free cash flow is a non-GAAP financial measure and is reconciled to net cash provided by operating activities, the most directly comparable GAAP measure, for the period presented below. Our calculation of net free cash flow is not necessarily comparable to similar measures that may be presented by other companies.

Lower occupancy levels, reduced rental rates, and reduced revenues as a result of asset sales have had the effect of reducing our net cash provided by operating activities. In addition, our tenant improvement and leasing costs have increased significantly as compared to historical levels due to competitive market conditions for new and renewal leases. During the quarter ended March 31, 2004, our net free cash flow was insufficient to pay capital improvements, tenant improvements and leasing costs and distributions to our shareholders and unitholders by approximately $30 million. We funded this net free cash flow deficit primarily with a combination of borrowings under our line of credit and proceeds from property dispositions.

For the three months ended March 31,
2004
(Dollars in thousands)
Net cash provided by operating activities	$221,716
Plus: Net joint venture and minority interest FFO excluding non-cash items (deferred rent, loan amortization and non-real estate depreciation)	23,152
Plus: Total changes in assets and liabilities in net cash provided by operating activities, net of provision for doubtful accounts, deferred rent and net distribution from unconsolidated joint ventures	54,732
Plus: Other timing differences and changes in non-cash items	1,934
Less: Accrued distributions to common shareholders and unitholders	(225,994)
Less: Capital improvements, tenant improvements and leasing costs (for leases which commenced during the period) and other costs including our share of joint ventures capital improvements, tenant improvements and leasing costs	(96,873)
Less: Preferred distributions (excluding deferred issuance cost of $4,126)	(8,620)

Net Free Cash Flow Deficit	$(29,953)

Equity Office Properties Trust

Core Portfolio Segment Results
March 31, 2004

     The financial data presented in the Consolidated Statements of Operations show changes in revenues and expenses from period-to-period. We do not believe our period-to-period financial data are necessarily comparable because we acquire and dispose of properties on an ongoing basis. The following table shows results attributable to the properties that were held during both periods being compared (the “Core Portfolio”). The information below is for consolidated office and industrial properties only.

	For the three months ended March 31,		Change
	2004	2003	$	%
		(Dollars in thousands)
Property Operating Revenues (before straight-line rent)	$725,287	$743,852	($18,565)	(2.5%)
Straight-line rent	19,677	10,971	8,706	79.4%

Property Operating Revenues	744,964	754,823	(9,859)	(1.3%)

Real estate taxes	79,303	85,126	(5,823)	(6.8%)
Insurance, repairs and maintenance and property operating expenses	186,776	175,611	11,165	6.4%

Property Operating Expenses	266,079	260,737	5,342	2.0%

Property Operating Revenues less Property Operating Expenses	$478,885	$494,086	($15,201)	(3.1%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses divided by Property Operating Revenues)	64.3%	65.5%		(1.2%)

Property Operating Revenues less Property Operating Expenses	$478,885	$494,086	($15,201)	(3.1%)
Less straight-line rent	(19,677)	(10,971)	(8,706)	79.4%

Property Operating Revenues less Property Operating Expenses (before straight-line rent)	$459,208	$483,115	($23,907)	(4.9%)

Lease termination fees (included in Property Operating Revenues)	$14,083	$12,811	$1,272	9.9%

Property Operating Margin excluding lease termination fees	63.6%	64.9%		(1.3%)

	At March 31, 2004	At December 31, 2002
Occupancy
Office	86.0%	87.8%	(1.8%)
Industrial	85.7%	88.9%	(3.2%)

Total	86.0%	87.9%	(1.9%)

Square Feet
Office	105,050,654
Industrial	5,752,734

Total	110,803,388

Number of Properties
Office	639
Industrial	75

Total	714

Equity Office Properties Trust

Property Joint Venture Information
March 31, 2004

	Effective Ownership		Effective
Property	Percentage (a)	Square Feet	Square Feet
Wholly-owned	100%	103,493,607	103,493,607

Consolidated Joint Ventures
222 Berkeley Street	91.5%	519,608	475,441
500 Boylston Street	91.5%	706,864	646,781
Wells Fargo Center	75%	1,117,439	838,079
Washington Mutual Tower	75%	1,207,823	905,867
The Plaza at LaJolla Village	66.7%	635,419	423,634
Park Avenue Tower	94%	568,060	533,976
850 Third Avenue	94%	568,867	534,735
2951 28th Street	98%	85,000	83,300
Water’s Edge	87.5%	243,433	213,004
Foundry Square II	87.5%	505,480	442,295
Ferry Building	100%	243,812	243,812

Subtotal		6,401,805	5,340,924

Unconsolidated Joint Ventures
One Post Office Square	50%	765,296	382,648
75-101 Federal Street	51.61%	813,195	419,707
Rowes Wharf	44%	344,645	151,644
10 & 30 South Wacker (b)	75%	2,003,288	1,502,466
Bank One Center (b)	25%	1,057,877	264,469
Pasadena Towers (b)	25%	439,366	109,842
Promenade II (b)	50%	774,344	387,172
SunTrust Center (b)	25%	640,741	160,185
Preston Commons (b)	50%	418,604	209,302
Sterling Plaza (b)	50%	302,747	151,374
Bank of America Tower	50.1%	1,537,932	770,504
One Post	50%	421,121	210,561
Concar	79.96%	219,318	175,367
161 North Clark (c)	25%	1,010,520	252,630
Prominence in Buckhead (c)	25%	424,309	106,077
World Trade Center East (c)	25%	186,912	46,728
Treat Towers (c)	25%	367,313	91,828
Parkshore Plaza I & II (c)	25%	269,853	67,463
Bridge Pointe Corporate Center I & II (c)	25%	372,653	93,163
1111 19th Street (c)	20%	252,014	50,403
1620 L Street (c)	20%	156,272	31,254
1333 H Street (c)	20%	244,585	48,917

Subtotal		13,022,905	5,683,704

Total Net Effective Square Footage		122,918,317	114,518,235

(a)	The amounts shown above approximate our economic ownership interest for the period presented. Cash flow from operations, capital transactions and net income are allocated to the joint venture partners in accordance with their respective partnership agreements. Our share of these items is subject to change based on, among other things, the operations of the property and the timing and amount of capital transactions.

(b)	Principal Real Estate Investors, Inc. is Equity Office’s partner in these joint ventures.

(c)	Teachers Insurance and Annuity Association of America (TIAA) and certain of its affiliates are Equity Office’s partners in these joint ventures.

Equity Office Properties Trust

Developments
March 31, 2004

	Estimated
	Placed in				Costs	Total	Current
	Service		Number of	Square	Incurred To	Estimated	Percentage
	Date (a)	Location	Buildings	Feet	Date	Costs (b)	Leased
					(Dollars in thousands)
Wholly-Owned
Kruse Woods V	4Q/2003	Lake Oswego, OR	1	184,000	28,541	33,900	60%
Cambridge Science Center	2Q/2004	Cambridge, MA	1	131,000	35,836	52,400	19%

Grand Total/Weighted Average			2	315,000	$64,377	$86,300	43%

(a)	The Estimated Placed in Service Date represents the date the certificate of occupancy was or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property is expected to undergo a lease-up period.

(b)	The Total Estimated Costs represent 100% of the development’s estimated costs, including the acquisition cost of the land and building, if any. The Total Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease the property.

   In addition to the developments described above, we own or have under option various land parcels available for development. These sites represent possible future developments of up to approximately 12 million square feet of office space. These developments will be impacted by the timing and likelihood of success of the entitlement processes, both of which are uncertain. These various sites include, among others : Russia Wharf, Boston, MA; Reston Town Center, Reston, VA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe Corporate Centre, San Diego, CA; La Jolla Centre, San Diego, CA; Orange Center, Orange, CA; Water’s Edge, Los Angeles, CA; Skyport Plaza, San Jose, CA; Foundry Square, San Francisco, CA; San Rafael Corporate Center, San Rafael, CA; Station Landing, Walnut Creek, CA; Parkshore Plaza, Folsom, CA; City Center Bellevue; Bellevue, WA; and 8th Street, Bellevue, WA.

Note: Douglas Corporate Center II, a development at December 31, 2003, is included in the office portfolio as an operational property effective January 1, 2004.

There are no unconsolidated joint venture properties under development as of March 31, 2004.

Equity Office Properties Trust

Debt Summary
March 31, 2004

		Coupon	Effective		Maturity	Due at	Years to
Consolidated Property Debt:		Rate	Rate (a)	Principal Balance	Date	Maturity	Maturity
				(Dollars in thousands)
Secured Fixed Rate Debt
John Marshall		8.63%	8.63%	$16,859	06/01/04	$16,744
Worldwide Plaza		7.92%	7.92%	175,517	07/10/04	173,252
Industrial Drive Warehouse		7.60%	7.60%	1,988	09/01/04	1,937
Fremont Bayside		7.60%	7.60%	5,360	09/01/04	5,270
Sixty State Street		9.50%	8.12%	73,137	01/01/05	72,267
Island Corporate Center		6.75%	8.03%	12,489	04/01/05	12,275
1740 Technology Drive		8.00%	6.80%	16,658	04/01/05	15,684
San Mateo Baycenter II		9.45%	6.80%	9,744	04/01/05	9,449
1301 Avenue of the Americas		7.79%	8.01%	426,723	08/01/05	420,684
One Market		8.40%	8.40%	136,445	10/01/05	132,858
One Market		6.90%	6.90%	38,829	10/01/05	38,069
Central Park		7.50%	7.50%	55,710	11/01/05	54,697
Washington Mutual Tower		7.53%	7.77%	79,100	11/30/05	79,100
Walnut Hill		7.15%	7.15%	13,596	12/10/05	13,203
Wells Fargo Center		8.74%	7.97%	110,000	12/31/05	110,000
Perimeter Center		7.08%	7.08%	194,652	03/31/06	184,744
Bayhill Office Center		8.35%	7.94%	49,381	12/01/06	45,751
Bayhill Office Center		6.90%	6.90%	38,829	12/01/06	37,422
Reston Town Center		7.97%	7.97%	85,232	01/01/07	81,194
Reston Town Center		6.90%	6.90%	29,122	01/01/07	28,030
E.J. Randolph		8.19%	8.19%	13,800	01/01/07	12,935
Northridge I		8.19%	8.19%	12,512	01/01/07	11,728
Westbrook Corporate Center		8.00%	8.00%	95,126	05/01/07	87,844
Wilshire Palisades		6.45%	6.45%	39,272	07/01/08	36,854
Corporate 500 Centre		6.66%	7.98%	81,023	11/01/08	80,006
Bayside Plaza		7.26%	7.62%	14,466	08/15/09	12,435
Centerside II		7.26%	7.72%	22,480	08/15/09	19,325
700 North Brand		7.26%	7.88%	24,968	08/15/09	21,464
Golden Bear Center		7.26%	7.72%	18,979	08/15/09	16,316
Bixby Ranch		7.26%	7.62%	26,442	08/15/09	22,731
One Memorial		7.26%	7.88%	58,504	08/15/09	50,293
Sun America Center		7.94%	7.94%	202,732	10/01/09	187,855
Peninsula Office Park		7.23%	7.78%	81,832	11/01/09	70,026
Embarcadero Place		7.23%	7.78%	35,423	11/01/09	30,313
201 California Street		7.23%	7.96%	41,224	11/01/09	35,363
Tower 56		7.23%	7.87%	23,237	11/01/09	19,884
125 Summer Street		7.23%	8.12%	73,212	11/01/09	62,649
Park Avenue Tower / 850 Third Avenue		8.47%	8.51%	184,049	06/30/10	180,000
The Plaza at La Jolla Village		6.87%	7.50%	77,400	01/10/11	69,608
San Felipe Plaza		5.81%	5.81%	48,762	12/01/12	41,212
Santa Monica Business Park		9.88%	7.36%	6,965	12/10/13	—

Total / Weighted Average Secured Fixed Rate Debt		7.71%	7.81%	2,751,779		2,601,471	3.2

Secured Variable Rate Debt
Worldwide Plaza	LIBOR + 55 bps	1.64%	1.64%	36,000	07/10/04	36,000
1301 Avenue of the Americas	LIBOR + 400 bp	5.08%	5.33%	106,964	08/01/05	105,467

Total / Weighted Average Secured Variable Rate Debt		4.22%	4.40%	142,964		141,467	1.1

Total / Weighted Average Consolidated Secured Debt		7.54%	7.64%	2,894,743		2,742,938	3.1

Equity Office Properties Trust
Debt Summary
March 31, 2004

		Coupon	Effective	Principal	Maturity	Due at	Years to
		Rate	Rate (a)	Balance	Date	Maturity	Maturity
				(Dollars in thousands)
Unsecured Debt Variable Rate Line of Credit
$1B Revolving Credit Facility	LIBOR + 60 bp plus facility fee of 20 bp on $1.0 billion	1.73%	1.93%	$5,800	05/08/06	$5,800	2.1

Unsecured Fixed Rate Notes
5 Year Unsecured Notes		6.80%	6.10%	200,000	05/01/04	200,000
6 Year Unsecured Notes		6.50%	5.31%	250,000	06/15/04	250,000
7 Year Unsecured Notes		7.24%	7.26%	30,000	09/01/04	30,000
8 Year Unsecured Notes		6.88%	6.40%	125,000	02/01/05	125,000
7 Year Unsecured Notes		6.63%	4.99%	400,000	02/15/05	400,000
7 Year Unsecured Notes		8.00%	6.49%	100,000	07/19/05	100,000
8 Year Unsecured Notes		7.36%	7.69%	50,000	09/01/05	50,000
6 Year Unsecured Notes		8.38%	7.65%	500,000	03/15/06	500,000
9 Year Unsecured Notes		7.44%	7.74%	50,000	09/01/06	50,000
10 Year Unsecured Notes		7.13%	6.74%	100,000	12/01/06	100,000
9 Year Unsecured Notes		7.00%	6.80%	1,500	02/02/07	1,500
9 Year Unsecured Notes		6.88%	6.83%	25,000	04/30/07	25,000
9 Year Unsecured Notes		6.76%	6.76%	300,000	06/15/07	300,000
10 Year Unsecured Notes		7.41%	7.70%	50,000	09/01/07	50,000
7 Year Unsecured Notes		7.75%	7.91%	600,000	11/15/07	600,000
10 Year Unsecured Notes		6.75%	6.97%	150,000	01/15/08	150,000
10 Year Unsecured Notes		6.75%	7.01%	300,000	02/15/08	300,000
8 Year Unsecured Notes (b)		7.25%	7.64%	325,000	11/15/08	325,000
10 Year Unsecured Notes		6.80%	6.94%	500,000	01/15/09	500,000
10 Year Unsecured Notes		7.25%	7.14%	200,000	05/01/09	200,000
11 Year Unsecured Notes		7.13%	6.97%	150,000	07/01/09	150,000
10 Year Unsecured Notes		8.10%	8.22%	360,000	08/01/10	360,000
10 Year Unsecured Notes		7.65%	7.20%	200,000	12/15/10	200,000
10 Year Unsecured Notes		7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year Unsecured Notes		6.75%	7.02%	500,000	02/15/12	500,000
10 Year Unsecured Notes		5.88%	5.98%	500,000	01/15/13	500,000
20 Year Unsecured Notes		7.88%	8.08%	25,000	12/01/16	25,000
20 Year Unsecured Notes		7.35%	8.08%	200,000	12/01/17	200,000
20 Year Unsecured Notes		7.25%	7.54%	250,000	02/15/18	250,000
30 Year Unsecured Notes		7.50%	8.24%	150,000	10/01/27	150,000
30 Year Unsecured Notes		7.25%	7.31%	225,000	06/15/28	225,000
30 Year Unsecured Notes		7.50%	7.55%	200,000	04/19/29	200,000
30 Year Unsecured Notes		7.88%	7.94%	300,000	07/15/31	300,000

Total / Weighted Average Unsecured Fixed Rate Notes		7.16%	7.04%	8,416,500		8,416,500	7.3

Unsecured Variable Rate Notes (c )
10 Year Unsecured Notes		4.75%	2.38%	1,000,000	3/15/14	1,000,000

Total / Weighted Average Unsecured Variable Rate Notes		4.75%	2.38%	1,000,000		1,000,000	10.0

Total / Weighted Average Consolidated Fixed Rate Debt		7.30%	7.23%	11,168,279		11,017,971	6.3
Total / Weighted Average Consolidated Variable Rate Debt		4.67%	2.63%	1,148,764		1,147,267	8.8
Net discount on mortgage debt				(13,565)
Net discount on unsecured notes				(11,783)

Total / Weighted Average Consolidated Debt		7.05%	6.80%	12,291,695		12,165,238	6.5

Pro Rata Share of Unconsolidated Joint Venture Debt
Bank of America	LIBOR + 115 bp	2.24%	2.24%	97,695	12/14/04	97,695
SunTrust Center	LIBOR + 80 bp	1.97%	1.97%	12,500	12/14/04	12,500
Bank One Center	LIBOR + 80 bp	1.97%	1.97%	16,250	12/14/05	16,250
Promenade II		7.84%	7.84%	42,427	10/01/06	39,325
Promenade II		6.90%	6.90%	9,707	10/01/06	9,391
Pasadena Towers		6.92%	6.92%	15,610	08/01/08	14,371
75-101 Federal Street		5.05%	5.05%	63,300	11/01/12	52,676
One Post Office Square		5.70%	5.70%	87,500	10/01/13	77,017

Total / Weighted Average Pro Rate Share of Unconsolidated Joint Venture Debt		4.64%	4.64%	344,989		319,225	4.9

Total / Weighted Average Consolidated and Pro Rata Share of Unconsolidated Joint Venture Debt		6.98%	6.74%	$12,636,684		$12,484,463	6.5

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.

(b)	The notes are exchangeable into Common Shares at an exchange rate of $34.00 per share. If the closing price at the time a holder exercises its exchange right is less than the exchange price of $34.00, the holder will receive, in lieu of Common Shares, cash in an amount equal to 97% of the product of the number of Common Shares into which the principal amount of notes subject to such exercise would otherwise be exchangeable and the current market price per Common Share.

(c)	As of March 23, 2004, 10 Year Unsecured Notes were converted to a variable interest rate based on various spreads over the 6-month LIBOR rate through several interest rate swap agreements.

Equity Office Properties Trust

Debt Maturity
(excludes principal payments prior to maturity)
March 31, 2004

				Revolving
	Consolidated	Unconsolidated		Credit
Year	Secured Debt	Secured Debt	Unsecured Notes	Facility	Total	Effective Rate (a)
	(Dollars in thousands)
2004	$233,203	$110,195	$480,000	—	$823,398	5.64%
2005	1,063,753	16,250	675,000	—	1,755,003	6.85%
2006	267,917	48,716	650,000	$5,800	972,433	7.40%
2007	221,731	—	976,500	—	1,198,231	7.58%
2008	116,860	14,371	775,000	—	906,231	7.29%
2009	548,654	—	850,000	—	1,398,654	7.34%
2010	180,000	—	560,000	—	740,000	8.01%
2011	69,608	—	1,100,000	—	1,169,608	6.87%
2012	41,212	52,676	500,000	—	593,888	6.76%
2013	—	77,017	500,000	—	577,017	5.94%
2014	—	—	1,000,000	—	1,000,000	2.38%
2016	—	—	25,000	—	25,000	8.08%
2017	—	—	200,000	—	200,000	8.08%
2018	—	—	250,000	—	250,000	7.54%
2027	—	—	150,000	—	150,000	8.24%
2028	—	—	225,000	—	225,000	7.31%
2029	—	—	200,000	—	200,000	7.55%
2031	—	—	300,000	—	300,000	7.94%

Total / Weighted Average	$2,742,938	$319,225	$9,416,500	$5,800	$12,484,463	6.74%

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain notes.

Restrictions and Covenants under Unsecured Indebtedness

     Agreements or instruments relating to our unsecured notes and the line of credit contain certain financial restrictions and requirements described below. As of March 31, 2004, we were in compliance with each of these financial restrictions and requirements.

     Set forth below are the financial restrictions and requirements to which we are subject under our current line of credit agreement:

•	total liabilities to total asset value may not exceed 0.55:1 at any time;

•	earnings before interest, taxes, depreciation and amortization to interest expense may not be less than 2.00:1;

•	cash flow to fixed charges may not be less than 1.5:1;

•	secured debt to total asset value may not exceed 0.40:1;

•	unsecured debt to unencumbered asset value may not exceed 0.55:1;

•	unencumbered net operating income to unsecured debt service may not be less than 2.0:1;

•	consolidated tangible net worth may not be less than the sum of $10.7 billion and 70% of all net offering proceeds received by Equity Office or EOP Partnership after December 31, 2002;

•	we may not pay any distributions on Common Shares and Units in excess of 90% of annual funds from operations; and

•	our investments in unimproved assets, interest in taxable REIT subsidiaries, developments, unconsolidated joint ventures, mortgages and securities, in the aggregate, may not exceed 25% of our total asset value.

     Set forth below are the financial restrictions and requirements to which we are subject under our unsecured note indentures.

•	Debt to Adjusted Total Assets may not exceed 0.60:1

•	Secured Debt to Adjusted Total Assets may not exceed 0.40:1

•	Consolidated Income Available for Debt Service to Annual Debt Service charge may not be less than 1.50:1

•	Total Unencumbered Assets to Unsecured Debt may not be less than 1.50:1

     The calculations and results for the financial covenants under our unsecured note indentures will be included in our Form 10-Q for the current quarter.

Equity Office Properties Trust

Gross Leasing Summary
March 31, 2004

For the three months ended
March 31, 2004
Office Properties:
Leased square footage (a)	5,414,412
Weighted average term in years	5.38
Industrial Properties:
Leased square footage (a)	752,383
Weighted average term in years	3.08
Total Properties:
Leased square footage (a)	6,166,795
Weighted average term in years	5.10

Rental Rates (b)

  (Dollars presented on a per square foot basis)

	Including	Excluding
	Straight	Straight Line
	Line Rents	Rents (c)
Office Properties:
Rate on expiring leases	$25.76	$26.51
Rate on terminated leases	31.34	32.61

Rate on expiring and terminated leases	26.74	27.58
Rate on new and renewal leases	24.50	23.84

Change from expiring and terminated leases	($2.24)	($3.74)

% Change from expiring and terminated leases	-8.4%	-13.6%

Change from expiring leases only	($1.26)	($2.67)

% Change from expiring leases only	-4.9%	-10.1%

Industrial Properties:
Rate on expiring leases	$6.66	$6.50
Rate on terminated leases	14.63	17.54

Rate on expiring and terminated leases	6.90	6.83
Rate on new and renewal leases	5.90	5.73

Change from expiring and terminated leases	($1.00)	($1.10)

% Change from expiring and terminated leases	-14.5%	-16.1%

Change from expiring leases only	($0.76)	($0.77)

% Change from expiring leases only	-11.4%	-11.8%

(a)	For tenants whose lease term commenced in the period presented.

(b)	The rental rates are presented on an annual weighted-average basis based on square footage.

(c)	Rental rates excluding straight-line rents represent the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly payment due, multiplied by 12 months. This amount reflects total base rent and estimated expense reimbursements without regard to any rent abatements and contractual increases or decreases in rent.

Equity Office Properties Trust

Tenant Improvements, Leasing Costs and Capital Improvements
March 31, 2004

Tenant Improvements and Lease Costs

     The amounts shown below represent the total tenant improvement and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid, which is a useful measure of the total tenant improvement and leasing costs for the period presented.

	For the three months ended March 31, 2004
	(Dollars in thousands except per square foot amounts)
		Total Cost per
	Total Costs	Square Foot Leased
CONSOLIDATED PROPERTIES:
Office Properties:
Renewals	$16,951	$8.95
Retenanted	55,778	21.85

Total / Weighted Average	$72,729	$16.36

Industrial Properties:
Renewals	$1,231	$2.24
Retenanted	958	4.72

Total / Weighted Average	$2,189	$2.91

UNCONSOLIDATED JOINT VENTURES (a):
Renewals	$7,219	$24.17
Retenanted	3,596	27.79

Total / Weighted Average	$10,815	$25.26

TOTAL PROPERTIES:
Office (consolidated and unconsolidated)	$83,544	$17.14
Industrial	2,189	2.91

Total / Weighted Average	$85,733	$15.24

Reconciliation to the Consolidated Statements of Cash Flows

     The above information includes tenant improvements and leasing costs for leases which commenced during the period shown. The amounts included in the consolidated statement of cash flows represent the cash expenditures made during the period. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. In addition, the figures below include expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other. The reconciliation between the amounts above for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

Capital Improvements:
Capital improvements	$5,272
Development costs	19,945
Redevelopment costs	356

Total capital improvements	25,574
Tenant Improvements and Leasing Costs:
Office Properties	72,729
Industrial Properties	2,189
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	5,279
Timing differences	47,261

Total capital improvements, tenant improvements and leasing costs	$153,032

Capital and tenant improvements from consolidated statement of cash flows	$121,208
Lease commissions and other costs from consolidated statement of cash flows	31,824

Total capital improvements, tenant improvements and leasing costs on the consolidated statement of cash flows	$153,032

Unconsolidated Joint Ventures (a):
Capital improvements	$589
Development costs	150

Total capital improvements	$739

(a) Amounts shown represent our share of unconsolidated joint ventures. All joint ventures are office properties.

Equity Office Properties Trust

Portfolio Data
March 31, 2004

Equity Office Properties Trust

Office Portfolio Summary
March 31, 2004

Property Net Operating Income from Continuing Operations (“NOI”) and Square Feet

	NOI by Type:
	Office	Industrial	Total
	(dollars in thousands)
Consolidated	$503,935	$8,180	$512,115
Unconsolidated Joint Ventures	36,876	—	36,876

Total	$540,811	$8,180	$548,991

	Square Feet	% Square Feet	%NOI	Markets
All Office Properties	123,033,272			27
CBD	51,744,600	42.1%	45.6%
Suburban	71,288,672	57.9%	54.4%

	CBD			Suburban			All Office Properties
Market	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	%NOI
Boston	9,112,912	7.4%	10.2%	3,454,517	2.8%	2.8%	12,567,429	10.2%	12.9%
San Francisco	5,349,649	4.3%	4.5%	5,602,347	4.6%	7.0%	10,951,996	8.9%	11.5%
San Jose	643,046	0.5%	0.8%	8,083,720	6.6%	9.8%	8,726,766	7.1%	10.6%
New York	4,986,407	4.1%	8.7%	0	0.0%	0.0%	4,986,407	4.1%	8.7%
Seattle	5,151,683	4.2%	4.2%	4,823,933	3.9%	3.6%	9,975,616	8.1%	7.9%
Los Angeles	1,896,244	1.5%	1.9%	5,669,900	4.6%	5.7%	7,566,144	6.1%	7.6%
Chicago	6,634,939	5.4%	3.4%	4,555,249	3.7%	2.4%	11,190,188	9.1%	5.8%
Washington D.C.	2,299,073	1.9%	2.3%	3,742,137	3.0%	3.1%	6,041,210	4.9%	5.4%
Atlanta	1,989,632	1.6%	2.0%	5,793,560	4.7%	2.3%	7,783,192	6.3%	4.3%
Orange County	0	0.0%	0.0%	5,872,834	4.8%	4.2%	5,872,834	4.8%	4.2%
All Others	13,681,015	11.1%	7.6%	23,690,475	19.3%	13.5%	37,371,490	30.4%	21.1%

Total	51,744,600	42.1%	45.6%	71,288,672	57.9%	54.4%	123,033,272	100.0%	100.0%

NOI calculations are based on actual NOI for the first quarter of 2004 generated from properties owned as of March 31, 2004.

Equity Office Properties Trust

Summary of Markets
March 31, 2004

Market	State	Buildings	Square Feet	% Square Feet	%NOI
1 Boston	MA	51	12,567,429	10.2%	12.9%
2 San Francisco	CA	81	10,951,996	8.9%	11.5%
3 San Jose	CA	128	8,726,766	7.1%	10.6%
4 New York	NY	6	4,986,407	4.1%	8.7%
5 Seattle	WA	54	9,975,616	8.1%	7.9%
6 Los Angeles	CA	44	7,566,144	6.1%	7.6%
7 Chicago	IL	30	11,190,188	9.1%	5.8%
8 Washington D.C.	DC, VA	25	6,041,210	4.9%	5.4%
9 Atlanta	GA	44	7,783,192	6.3%	4.3%
10 Orange County	CA	31	5,872,834	4.8%	4.2%
11 Portland	OR	42	3,782,455	3.1%	2.1%
12 Denver	CO	16	4,692,603	3.8%	2.1%
13 Oakland-East Bay	CA	18	3,003,422	2.4%	2.0%
14 Sacramento	CA	37	2,592,409	2.1%	1.8%
15 San Diego	CA	17	2,245,138	1.8%	1.8%
16 Minneapolis	MN	3	2,003,314	1.6%	1.8%
17 Dallas	TX	14	4,237,044	3.4%	1.7%
18 Stamford	CT	8	1,814,149	1.5%	1.6%
19 Philadelphia	PA	13	2,528,078	2.1%	1.6%
20 Houston	TX	7	2,734,362	2.2%	1.3%
21 New Orleans	LA	5	2,357,699	1.9%	1.1%
22 Austin	TX	3	1,426,948	1.2%	1.0%
23 Cleveland	OH	1	1,270,204	1.0%	0.5%
24 Phoenix	AZ	2	605,295	0.5%	0.4%
25 Indianapolis	IN	2	1,057,877	0.9%	0.2%
26 Columbus	OH	2	379,752	0.3%	0.1%
27 Orlando	FL	1	640,741	0.5%	0.1%

Total		685	123,033,272	100%	100%

The NOI percentages above are based on NOI for the first quarter of 2004 generated from office properties owned as of March 31, 2004.

Equity Office Properties Trust

Office Occupancy Summary
March 31, 2004

	Summary by Market
	Square Footage				Percentage
	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total
Boston	11,507,370	112,124	947,935	12,567,429	91.6%	0.9%	7.5%	100.0%
San Francisco	8,004,258	365,611	2,582,127	10,951,996	73.1%	3.3%	23.6%	100.0%
San Jose	7,336,186	76,260	1,314,320	8,726,766	84.1%	0.9%	15.1%	100.0%
New York	4,877,428	29,609	79,370	4,986,407	97.8%	0.6%	1.6%	100.0%
Seattle	8,454,265	194,099	1,327,252	9,975,616	84.7%	1.9%	13.3%	100.0%
Los Angeles	6,772,091	193,946	600,107	7,566,144	89.5%	2.6%	7.9%	100.0%
Chicago	9,776,112	370,627	1,043,449	11,190,188	87.4%	3.3%	9.3%	100.0%
Washington D.C.	5,390,610	73,459	577,141	6,041,210	89.2%	1.2%	9.6%	100.0%
Atlanta	6,118,495	97,912	1,566,785	7,783,192	78.6%	1.3%	20.1%	100.0%
Orange County	5,438,224	81,698	352,912	5,872,834	92.6%	1.4%	6.0%	100.0%
All Others	32,245,167	672,524	4,453,799	37,371,490	86.3%	1.8%	11.9%	100.0%

Total	105,920,206	2,267,869	14,845,197	123,033,272	86.1%	1.8%	12.1%	100.0%

	Summary CBD vs. Suburban
	Square Footage				Percentage
	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total
CBD	46,415,160	850,288	4,479,152	51,744,600	89.7%	1.6%	8.7%	100.0%
Suburban	59,505,046	1,417,581	10,366,045	71,288,672	83.5%	2.0%	14.5%	100.0%

Total	105,920,206	2,267,869	14,845,197	123,033,272	86.1%	1.8%	12.1%	100.0%

Equity Office Properties Trust

25 Largest Tenants
March 31, 2004

			Percentage of
		Weighted Average	Office Portfolio		Percentage of
	Number of	Remaining Lease	Annualized	Aggregate Rentable	Aggregate Occupied
Largest Tenants (a) (b)	Buildings	Term in Months (c)	Rent	Square Feet	Square Feet
General Services Administration	43	48	2.1%	2,546,945	2.1%
Price WaterhouseCoopers	7	68	1.5%	1,203,319	1.0%
Washington Mutual Bank	34	80	1.4%	1,637,873	1.3%
Ogilvy and Mather	1	63	1.1%	587,212	0.5%
Marsh & McLennan Co’s	17	63	1.0%	869,132	0.7%
Siebel Systems	6	109	1.0%	655,564	0.5%
Wells Fargo Bank	26	98	0.9%	1,043,079	0.9%
Cravath Swaine & Moore	1	65	0.9%	502,253	0.4%
State Street Bank	4	116	0.8%	525,445	0.4%
Wachovia Bank	26	49	0.8%	734,721	0.6%
Siemens	11	76	0.7%	492,926	0.4%
Xerox	5	76	0.7%	291,146	0.2%
Deloitte & Touche, LLP	8	87	0.7%	766,488	0.6%
Dewey Ballantine	1	189	0.7%	406,776	0.3%
Booz Allen & Hamilton, Inc.	4	89	0.7%	711,003	0.6%
Citigroup Inc.	34	36	0.6%	631,670	0.5%
AT&T	13	57	0.6%	668,388	0.5%
Accenture	8	45	0.6%	612,545	0.5%
Credit Lyonnais	1	107	0.6%	363,997	0.3%
MFS Investment Management	1	107	0.5%	353,665	0.3%
Qwest	11	50	0.5%	892,480	0.7%
HQ Global	26	46	0.5%	620,671	0.5%
Ameriquest Mortgage	23	43	0.5%	780,278	0.6%
Advanced Micro Devices	1	82	0.5%	175,000	0.1%
Chicago Mercantile Exchange	2	54	0.5%	438,461	0.4%

Total \ Weighted Average (c)		71	20.4%	18,511,037	15.1%

(a)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly rent payment due, under existing leases as of March 31, 2004 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2004 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2004. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(c)	Weighted average calculation based on aggregate rentable square footage occupied by each tenant without regard to any early lease termination and/or renewal options.

Equity Office Properties Trust
Office Lease Expiration Schedule (a)
March 31, 2004

The following schedule is based upon the contractual termination date of the leases, without regard to any lease termination and /or renewal options. Some of our leases are subject to various forms of lease termination options exercisable by tenants. Depending on the form of the option, some of these options may or may not require the payment of a fee and notice period as a condition to exercise. Although it is not possible to predict which tenants are likely to exercise these options, it has been our experience that markets in which the contractual rents are significantly higher than current market rents incur the greatest incidence of lease termination option exercises. As a result of these lease termination options and other factors, such as tenant insolvencies, the actual termination dates of some portion of the leases may vary from the contractual expiration date set forth in the schedule.

	2004 and month to
(Dollars in thousands except per square foot amounts)	month (b)	2005	2006	2007	2008	2009
Boston
Square Feet (c)	725,785	1,154,984	902,623	1,485,129	1,337,242	1,133,843
% Square Feet (d)	5.8%	9.2%	7.2%	11.8%	10.6%	9.0%
Annualized Rent for occupied square feet (e)	$22,104	$41,882	$29,802	$58,613	$50,747	$44,491
Annualized Rent per occupied square foot (e)	$30.46	$36.26	$33.02	$39.47	$37.95	$39.24
San Francisco
Square Feet (c)	638,115	1,419,138	771,425	1,115,640	1,121,727	684,761
% Square Feet (d)	5.8%	13.0%	7.0%	10.2%	10.2%	6.3%
Annualized Rent for occupied square feet (e)	$22,854	$58,579	$36,882	$40,590	$46,175	$20,796
Annualized Rent per occupied square foot (e)	$35.82	$41.28	$47.81	$36.38	$41.16	$30.37
San Jose
Square Feet (c)	645,618	1,671,537	1,004,177	717,227	377,227	348,742
% Square Feet (d)	7.4%	19.2%	11.5%	8.2%	4.3%	4.0%
Annualized Rent for occupied square feet (e)	$19,756	$50,691	$34,833	$25,761	$10,825	$10,275
Annualized Rent per occupied square foot (e)	$30.60	$30.33	$34.69	$35.92	$28.70	$29.46
New York
Square Feet (c)	275,442	153,901	192,091	155,624	121,005	1,219,617
% Square Feet (d)	5.5%	3.1%	3.9%	3.1%	2.4%	24.5%
Annualized Rent for occupied square feet (e)	$11,433	$8,454	$11,916	$7,847	$7,317	$67,816
Annualized Rent per occupied square foot (e)	$41.51	$54.93	$62.03	$50.42	$60.47	$55.60
Seattle
Square Feet (c)	622,840	1,041,731	829,439	789,845	1,232,532	1,083,095
% Square Feet (d)	6.2%	10.4%	8.3%	7.9%	12.4%	10.9%
Annualized Rent for occupied square feet (e)	$15,586	$30,726	$23,671	$22,636	$32,280	$25,945
Annualized Rent per occupied square foot (e)	$25.02	$29.49	$28.54	$28.66	$26.19	$23.95
Los Angeles
Square Feet (c)	650,820	773,865	773,526	852,135	530,167	454,090
% Square Feet (d)	8.6%	10.2%	10.2%	11.3%	7.0%	6.0%
Annualized Rent for occupied square feet (e)	$18,951	$25,712	$27,524	$28,191	$16,074	$12,734
Annualized Rent per occupied square foot (e)	$29.12	$33.23	$35.58	$33.08	$30.32	$28.04
Chicago
Square Feet (c)	739,745	1,054,166	1,362,114	847,711	1,717,259	693,233
% Square Feet (d)	6.6%	9.4%	12.2%	7.6%	15.3%	6.2%
Annualized Rent for occupied square feet (e)	$19,892	$29,374	$38,939	$21,648	$49,698	$21,270
Annualized Rent per occupied square foot (e)	$26.89	$27.86	$28.59	$25.54	$28.94	$30.68

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Dollars in thousands except per square foot amounts)	2010	2011	2012	2013	Thereafter (f)	Totals
Boston
Square Feet (c)	1,282,127	228,785	811,876	1,323,566	1,121,410	11,507,370
% Square Feet (d)	10.2%	1.8%	6.5%	10.5%	8.9%	91.6%
Annualized Rent for occupied square feet (e)	$49,303	$10,795	$35,844	$53,978	$44,490	$442,048
Annualized Rent per occupied square foot (e)	$38.45	$47.18	$44.15	$40.78	$39.67	$38.41
San Francisco
Square Feet (c)	887,185	408,553	137,209	271,059	549,446	8,004,258
% Square Feet (d)	8.1%	3.7%	1.3%	2.5%	5.0%	73.1%
Annualized Rent for occupied square feet (e)	$42,983	$19,366	$5,229	$8,398	$32,968	$334,821
Annualized Rent per occupied square foot (e)	$48.45	$47.40	$38.11	$30.98	$60.00	$41.83
San Jose
Square Feet (c)	806,499	774,724	446,694	116,214	427,527	7,336,186
% Square Feet (d)	9.2%	8.9%	5.1%	1.3%	4.9%	84.1%
Annualized Rent for occupied square feet (e)	$31,598	$42,976	$30,050	$3,649	$8,482	$268,897
Annualized Rent per occupied square foot (e)	$39.18	$55.47	$67.27	$31.40	$19.84	$36.65
New York
Square Feet (c)	152,239	734,960	485,978	436,482	950,089	4,877,428
% Square Feet (d)	3.1%	14.7%	9.7%	8.8%	19.1%	97.8%
Annualized Rent for occupied square feet (e)	$7,526	$35,688	$21,473	$22,639	$50,756	$252,866
Annualized Rent per occupied square foot (e)	$49.44	$48.56	$44.19	$51.87	$53.42	$51.84
Seattle
Square Feet (c)	901,746	392,327	371,880	396,924	791,906	8,454,265
% Square Feet (d)	9.0%	3.9%	3.7%	4.0%	7.9%	84.7%
Annualized Rent for occupied square feet (e)	$25,272	$10,156	$11,121	$9,847	$18,452	$225,693
Annualized Rent per occupied square foot (e)	$28.03	$25.89	$29.91	$24.81	$23.30	$26.70
Los Angeles
Square Feet (c)	430,508	288,733	633,752	565,494	819,001	6,772,091
% Square Feet (d)	5.7%	3.8%	8.4%	7.5%	10.8%	89.5%
Annualized Rent for occupied square feet (e)	$11,905	$10,679	$20,439	$18,109	$25,900	$216,218
Annualized Rent per occupied square foot (e)	$27.65	$36.98	$32.25	$32.02	$31.62	$31.93
Chicago
Square Feet (c)	960,498	483,585	583,643	424,197	909,961	9,776,112
% Square Feet (d)	8.6%	4.3%	5.2%	3.8%	8.1%	87.4%
Annualized Rent for occupied square feet (e)	$25,340	$12,396	$16,808	$11,465	$14,971	$261,800
Annualized Rent per occupied square foot (e)	$26.38	$25.63	$28.80	$27.03	$16.45	$26.78

Equity Office Properties Trust
Office Lease Expiration Schedule (a)
March 31, 2004

(Dollars in thousands except per square foot amounts)	2004 and month to month (b)	2005	2006	2007	2008	2009
Washington D.C.
Square Feet (c)	352,095	664,780	603,985	571,992	904,108	362,595
% Square Feet (d)	5.8%	11.0%	10.0%	9.5%	15.0%	6.0%
Annualized Rent for occupied square feet (e)	$11,081	$25,306	$22,090	$15,909	$29,818	$11,474
Annualized Rent per occupied square foot (e)	$31.47	$38.07	$36.57	$27.81	$32.98	$31.64
Atlanta
Square Feet (c)	332,383	538,913	1,351,178	797,500	566,000	610,264
% Square Feet (d)	4.3%	6.9%	17.4%	10.2%	7.3%	7.8%
Annualized Rent for occupied square feet (e)	$6,075	$12,738	$37,936	$17,119	$10,493	$18,896
Annualized Rent per occupied square foot (e)	$18.28	$23.64	$28.08	$21.47	$18.54	$30.96
Orange County
Square Feet (c)	601,780	972,400	824,256	822,086	1,342,860	302,868
% Square Feet (d)	10.2%	16.6%	14.0%	14.0%	22.9%	5.2%
Annualized Rent for occupied square feet (e)	$15,196	$25,826	$21,504	$21,144	$30,266	$7,325
Annualized Rent per occupied square foot (e)	$25.25	$26.56	$26.09	$25.72	$22.54	$24.18
All Others
Square Feet (c)	3,102,128	4,060,321	4,937,013	4,481,921	4,550,047	4,206,453
% Square Feet (d)	8.3%	10.9%	13.2%	12.0%	12.2%	11.3%
Annualized Rent for occupied square feet (e)	$70,769	$101,256	$119,619	$103,232	$100,229	$89,836
Annualized Rent per occupied square foot (e)	$22.81	$24.94	$24.23	$23.03	$22.03	$21.36
Total Portfolio
Square Feet (c)	8,686,751	13,505,736	13,551,827	12,636,810	13,800,174	11,099,561
% Square Feet (d)	7.1%	11.0%	11.0%	10.3%	11.2%	9.0%
Annualized Rent for occupied square feet (e)	$233,697	$410,544	$404,717	$362,690	$383,921	$330,857
Annualized Rent per occupied square foot (e)	$26.90	$30.40	$29.86	$28.70	$27.82	$29.81

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2010	2011	2012	2013	Thereafter (f)	Totals
Washington D.C.
Square Feet (c)	249,419	578,540	300,174	244,294	558,628	5,390,610
% Square Feet (d)	4.1%	9.6%	5.0%	4.0%	9.2%	89.2%
Annualized Rent for occupied square feet (e)	$11,570	$18,152	$9,243	$8,641	$19,630	$182,913
Annualized Rent per occupied square foot (e)	$46.39	$31.38	$30.79	$35.37	$35.14	$33.93
Atlanta
Square Feet (c)	1,116,139	186,465	108,480	126,680	384,493	6,118,495
% Square Feet (d)	14.3%	2.4%	1.4%	1.6%	4.9%	78.6%
Annualized Rent for occupied square feet (e)	$27,752	$4,455	$2,346	$2,892	$7,509	$148,210
Annualized Rent per occupied square foot (e)	$24.86	$23.89	$21.62	$22.83	$19.53	$24.22
Orange County
Square Feet (c)	174,778	97,134	114,571	138,583	46,908	5,438,224
% Square Feet (d)	3.0%	1.7%	2.0%	2.4%	0.8%	92.6%
Annualized Rent for occupied square feet (e)	$4,122	$2,542	$2,820	$3,117	$364	$134,225
Annualized Rent per occupied square foot (e)	$23.58	$26.17	$24.62	$22.49	$7.75	$24.68
All Others
Square Feet (c)	1,594,629	1,142,801	903,843	820,714	2,445,297	32,245,167
% Square Feet (d)	4.3%	3.1%	2.4%	2.2%	6.5%	86.3%
Annualized Rent for occupied square feet (e)	$36,222	$32,008	$20,242	$21,688	$49,017	$744,117
Annualized Rent per occupied square foot (e)	$22.71	$28.01	$22.40	$26.43	$20.05	$23.08
Total Portfolio
Square Feet (c)	8,555,767	5,316,607	4,898,100	4,864,207	9,004,666	105,920,206
% Square Feet (d)	7.0%	4.3%	4.0%	4.0%	7.3%	86.1%
Annualized Rent for occupied square feet (e)	$273,593	$199,214	$175,614	$164,421	$272,540	$3,211,808
Annualized Rent per occupied square foot (e)	$31.98	$37.47	$35.85	$33.80	$30.27	$30.32

(a)	Based on the contractual termination date of the lease without regard to any early lease termination and/or renewal options.

(b)	Total square feet subject to month to month leases is approximately 1,138,217

(c)	Total net rentable square feet represented by expiring leases.

(d)	Percentage of total net rentable square feet represented by expiring leases.

(e)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of March 31, 2004 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2004 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2004. Total rent abatements for leases in place as of March 31, 2004, for the period from April 1, 2004 to March 31, 2005 are approximately $31.8 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(f)	Management offices and building use square footage are included with $0 rent per square foot.

Equity Office Properties Trust

Total Office Portfolio Rent Expiration by Market 2004 to 2006
March 31, 2004

	Percentage of Total Office Portfolio Rent Expiring (a)
	Expiration Year
Market	2004	2005	2006	Total
Boston	0.69%	1.30%	0.93%	2.92%
San Francisco	0.71%	1.82%	1.15%	3.68%
San Jose	0.62%	1.58%	1.08%	3.28%
New York	0.36%	0.26%	0.37%	0.99%
Seattle	0.49%	0.96%	0.74%	2.18%
Los Angeles	0.59%	0.80%	0.86%	2.25%
Chicago	0.62%	0.91%	1.21%	2.75%
Washington D.C.	0.35%	0.79%	0.69%	1.82%
Atlanta	0.19%	0.40%	1.18%	1.77%
Orange County	0.47%	0.80%	0.67%	1.95%

(a)	Based on annualized rent as a percentage of total office rental revenues. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, the first monthly rent payment due, under existing leases as of March 31, 2004, multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2004 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2004. Total rent abatements for leases in place as of March 31, 2004, for the period from April 1, 2004 to March 31, 2005 are approximately $31.8 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust

Office Lease Distribution by Size
March 31, 2004

		Percentage of Office		Percentage of Office	Annualized Rent per
	Total Occupied	Portfolio Occupied	Annualized Rent	Portfolio Annualized	Occupied Square
Square Feet Under Lease	Square Feet (a)	Square Feet	(in thousands) (b)	Rent (b)	Foot (b)
2,500 or Less	4,864,531	4.6%	$133,277	4.1%	$27.40
2,501 - 5,000	7,678,314	7.3%	$211,110	6.6%	$27.49
5,001 - 7,500	6,295,642	6.0%	$182,541	5.7%	$28.99
7,501 - 10,000	5,161,713	4.9%	$145,575	4.5%	$28.20
10,001 - 20,000	15,221,083	14.5%	$433,798	13.5%	$28.50
20,001 - 40,000	17,172,189	16.3%	$511,218	15.9%	$29.77
40,001 - 60,000	10,261,050	9.8%	$318,366	9.9%	$31.03
60,001 - 100,000	10,946,066	10.4%	$338,135	10.5%	$30.89
100,001 or Greater	27,495,540	26.2%	$937,762	29.2%	$34.11

Total/Weighted Average	105,096,128	100.0%	$3,211,783	100.0%	$30.32

(a)	Reconciliation for total net rentable square feet for Office Properties is as follows:

	Square Footage	Percent of Total
Square footage occupied by tenants	105,096,128	85.4%
Square footage used for management offices and building use	824,078	0.7%

Total occupied square feet	105,920,206	86.1%

Leased and unoccupied square feet	2,267,869	1.8%
Unleased square feet	14,845,197	12.1%

Total rentable square feet	123,033,272	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of March 31, 2004 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2004 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2004. Total rent abatements for leases in place as of March 31, 2004, for the period from April 1, 2004 to March 31, 2005 are approximately $31.8 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust

Office Portfolio Distribution by Industry
March 31, 2004

			Percentage of Office
			Portfolio Occupied
NAICS Code	Classification	Occupied Square Feet	Square Feet
541	Professional, Scientific and Technical Services	35,057,511	33.1	%(a)
521-525	Finance and Insurance	26,545,805	25.1	%(b)
511-514	Information	10,784,505	10.2	%(c)
311-339	Manufacturing	6,394,939	6.0%
561-562	Administrative and Support and Waste Management and Remediation Services	3,420,913	3.2%
921-928	Public Administration	4,006,147	3.8%
421-422	Wholesale Trade	1,750,507	1.7%
531-533	Real Estate, Rental and Leasing	2,741,028	2.6%
233-235	Construction	1,029,694	1.0%
621-624	Health Care and Social Assistance	1,604,041	1.5%
811-824	Other Services (except Public Administration)	1,593,189	1.5%
441-454	Retail Trade	1,930,770	1.8%
711-713	Arts, Entertainment and Recreation	1,376,166	1.3%
211-213	Mining	1,494,493	1.4%
221	Utilities	605,225	0.6%
721-722	Accommodation and Food Services	1,094,022	1.0%
481-493	Transportation and Warehousing	124,768	0.1%
611	Educational Services	1,074,370	1.0%
111-115	Agriculture, Forestry, Fishing and Hunting	124,705	0.1%
551	Management of Companies and Enterprises	95,802	0.1%
Other	Non-classified	3,071,606	2.9%

Square footage occupied by tenants		105,920,206	100%

(a)	Professional, Scientific and Technical Services includes the following:

5411	Legal Services	14,596,997	13.8%
5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	3,519,585	3.3%
5413	Architectural, Engineering, and Related Services	2,088,829	2.0%
5415	Computer Systems Design and Related Services	5,008,091	4.7%
5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,625,407	6.3%
	Other Professional, Scientific and Technical Services	3,218,602	3.0%

	Total Professional, Scientific and Technical Services	35,057,511	33.1%

(b)	Finance and Insurance includes the following:

523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	8,316,755	7.9%
524	Insurance Carriers and Related Activities	6,964,475	6.6%
5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	6,594,604	6.2%
	Other Finance and Insurance	4,669,971	4.4%

	Total Finance and Insurance	26,545,805	25.1%

(c)	Information includes the following:

511	Publishing Industries	4,435,001	4.2%
5133	Telecommunications	4,082,931	3.9%
	Other Information	2,266,573	2.1%

	Total Information	10,784,505	10.2%

Equity Office Properties Trust
Industrial Property Statistics by Region
March 31, 2004

			Percent of Industrial		Annualized Rent for	Percent of
	Number of	Rentable Square	Portfolio Rentable		occupied square feet (in	Industrial Portfolio	Annualized Rent per
Primary Market	Buildings	Feet	Square Feet	Percent Occupied (a)	thousands) (b)	Annualized Rent	Occupied Square Foot (a)
Los Angeles	1	130,600	2.3%	91.2%	$446	1.0%	$3.74
Oakland-East Bay	46	3,766,461	65.5%	87.1%	26,497	59.7%	$8.08
San Jose	28	1,855,673	32.3%	82.4%	17,429	39.3%	$11.40

Total/Weighted Average	75	5,752,734	100%	85.7%	$44,372	100%	$9.00

(a)		Occupied	Leased	Vacant	Total
	Los Angeles	91.2%	0.0%	8.8%	100.0%
	Oakland-East Bay	87.1%	0.0%	12.9%	100.0%
	San Jose	82.4%	1.3%	16.3%	100.0%
	Total	85.7%	0.4%	13.9%	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of March 31, 2004 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of March 31, 2004 without regard to any rent abatements and contractual increases or decreases in rent subsequent to March 31, 2003. Total rent abatements for leases in place as of March 31, 2004, for the period from April 1, 2004 to March 31, 2005 are approximately $.03 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources such as Torto Wheaton and CoStar.

Forward-Looking Statements

     Certain statements in this report may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of performance and we can give no assurance that our expectations will be realized. Our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties, many of which are beyond our ability to control or predict. Among these risks and uncertainties are changes in the general economic conditions; the extent, duration and strength of any economic recovery; the extent of any tenant bankruptcies and insolvencies; our ability to maintain occupancy and to timely lease or re-lease space at anticipated net effective rents calculated after giving effect to any required tenant improvements and lease costs as well as rent abatements; the amount of lease termination fees, if any; the cost and availability of debt and equity financing; our ability to timely complete and lease current and future development projects on budget and in accordance with expectations; our ability to realize anticipated costs savings and to otherwise create and realize economic benefits of scale; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2003 Form 10-K filed on March 15, 2004 and Form 8-K filed with the SEC on March 22, 2004. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.